                         AIM HIGH INCOME MUNICIPAL FUND


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT             SEPTEMBER 30, 1998

                      -------------------------------------

                         AIM HIGH INCOME MUNICIPAL FUND

                            For shareholders who seek

                         a high level of current income

                           exempt from federal taxes

                              The Fund invests in a

                            diversified portfolio of

                            fixed-income securities.

                      -------------------------------------



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class A,B,and C shares have been offered for less than one year (since 1/2/98), all total return figures for Class A, B, and C shares reflect cumulative total return that has not been annualized.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund invests primarily in higher-yielding, lower-rated municipal bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than the U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government quarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds.
o The unmanaged Lipper High Yield Fund Index represents an average of the performance of the 30 largest high-yield municipal bond funds tracked by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in any of indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
       FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFIIATE;
           AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                     LOSS OF PRINCIPAL AMOUNT INVESTED.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                         The Chairman's Letter


                   Dear Fellow Shareholder:

                   The economic and political uncertainty during the six-month
   [PHOTO OF       period ended September 30, 1998, affected various financial
  Charles T.       markets differently. The stock market, for example, was
    Bauer,         especially volatile. Uncertainty in stocks bolstered certain
 Chairman of       segments of the bond market--U.S. Treasury issues in
 the Board of      particular, whose safety has been a magnet for investors in
   THE FUND        uncertain times.
 APPEARS HERE]          This environment made municipal bonds especially
                   attractive. By the end of the reporting period, high-grade municipal bonds were favorably priced in comparison to federally taxable Treasury issues and were offering nearly equivalent yields while high-yield municipal bonds were offering greater yields in many instances. Moreover, developments overseas had little impact on the ability of municipal bond issuers--state and local governments, school districts, hospitals and other entities--to meet their debt obligations.
    Despite the recent market volatility, we see several reasons for optimism, particularly for municipal-bond investors. For one, the worst uncertainties are overseas and are not likely to have much impact on municipal securities. Secondly, there is much fundamental strength in the U.S. economy. As a result, state and local governments are generating more revenue through taxes and user fees to support municipal-bond issues. Lower interest rates also are making it easier for the issuers of municipal securities to meet their debt obligations. And while there has been much discussion about a flat tax or national sales tax that would eliminate the tax-exempt status of municipal bonds, we believe the chances of either plan being adopted are slim.
    We continue to follow our disciplined fixed-income and equity investing strategies. We believe that uncertain times underscore the need to think long term. The fundamental principles of investing have not changed: broadly diversify your portfolio, develop realistic expectations, and always check with your financial consultant before making any investment decisions.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Prior to the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds.
    This transaction gives you, our shareholders, access to a greater variety of investment choices through the expanded lineup of AIM funds. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ---------------------------

                        . . . state and local governments

                                 are generating

                                  more revenue

                          through taxes and user fees

                        to support municipal-bond issues.

                           Lower interest rates also

                              are making it easier

                                 for the issuers

                           of municipal securities to

                          meet their debt obligations.

                          ---------------------------

The Managers' Overview

HIGH-YIELD MUNICIPAL BONDS A BARGAIN
FOR INVESTORS

A roundtable discussion with the Fund management team for AIM High Income Municipal Fund for the six months ended September 30, 1998.
-------------------------------------------------------------------------------

Q. PRICES OF HIGHER-QUALITY BONDS, PARTICULARLY U.S. TREASURY ISSUES, SOARED DURING THE REPORTING PERIOD. HOW DID THE FUND PERFORM?

A. During the reporting period, municipal bonds emerged as one of the best bargains in the fixed-income market. Largely because of a significant surge in new-issue supply, municipal bonds were favorably priced in comparison to federally taxable U.S. Treasury securities. At the same time, high-yield municipal bonds offered yields that were equivalent to-or in some cases, greater-than those of U.S. Treasury issues. In conjunction with these trends, your Fund continued to provide attractive current income (see chart below), exempt from federal taxes, while maintaining relative share-price stability.
        Despite falling interest rates during the reporting period, the Fund increased its holdings of higher yielding bonds. As a result, the Fund has been able to raise its dividend every quarter since its inception on January 2, 1998.
        For the six months ended September 30, 1998, cumulative total return was 4.81% for Class A shares and 4.43% for Class B and C shares. By comparison, the total return of the Lehman Brothers Municipal Bond Index was 4.64% while the total return of the Lipper High Yield Municipal Index was 4.52%.
        During the reporting period, net asset value per share remained within a relatively narrow range of $9.88 to $10.20. Net assets in the Fund more than doubled from $21 million to $45 million.

Q.  WHAT WAS THE MAJOR THEME IN THE BOND MARKET DURING THE REPORTING PERIOD?

A. Severe economic dislocations in Asia, Russia, and Latin America, combined with political controversy in the U.S., precipitated a sharp drop in the stock market and ignited a strong rally in the bond market. The rally, however, was largely confined to higher-rated bonds, specifically U.S. Treasury securities. In the unsettled market environment, investors flocked to Treasury issues because of their relative safety and liquidity.
        Treasury securities soared in price, sending their yields to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell from 5.93% on March 31, 1998, to 4.97% at the end of the reporting period-its lowest level since this issue came into existence in 1977. But while the Treasury market soared, lower-rated bonds appreciated less dramatically in value or actually dropped in price. That caused the yield differentials between higher- and lower-rated bonds to widen substantially.

===============================================================================
AIM HIGH INCOME MUNICIPAL FUND OFFERS ATTRACTIVE INCOME
As of 9/30/98
-------------------------------------------------------------------------------

            30-DAY       TAXABLE EQUIVALENT     30-DAY     TAXABLE EQUIVALENT
       DISTRIBUTION RATE  DISTRIBUTION RATE*   SEC YIELD    30-DAY SEC YIELD*
             AT NAV                           AT MAXIMUM
                                            OFFERING PRICE

Class A       5.25%            8.69%             5.29%            8.76%
Class B       4.51             7.47              4.80             7.95
Class C       4.51             7.47              4.80             7.95

*Assumes highest marginal federal tax rate of 39.6%
===============================================================================

===============================================================================
GROWTH IN ASSETS
-------------------------------------------------------------------------------
As of 9/30/98

3/30/98        $21 Million
9/30/98        $45 Million
===============================================================================


        The bond market was given a boost at the end of September when the Federal Reserve Board (the Fed) decided to lower interest rates. This marked the first Fed easing of monetary policy in more than two years.

Q.  WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET?

A. Unlike U.S. Treasury securities, municipal bonds appreciated only modestly in price during the reporting period. Foreign investors, who helped drive up the price of Treasury issues, generally do not buy municipal bonds because they don't receive tax advantages from owning municipal securities.
        A significant increase in new-issue supply also kept municipal-bond prices relatively subdued. During the nine months ended September 30, more than $200 billion in new municipal debt entered the market. At this pace, 1998 is on course to be the second-largest year on record in terms of new issue volume, according to The Bond Buyer, a newspaper that tracks the municipal bond market. Falling interest rates prompted many state and local governments to refinance existing debt or to issue bonds to finance new projects.

        At the same time municipal-bond supply was increasing, a budget surplus allowed the federal government to cut back on the issuance of Treasury securities, further enhancing their value. As a result, municipal-bond prices were relatively low-and yields high-in comparison to Treasury issues.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. Revenue bonds composed 100% of the portfolio. These bonds are paid with income generated by specific projects-generally a more reliable source of income than the tax dollars used to support general obligation bonds. Because of public opposition, state and local governments are finding it increasingly difficult to raise taxes to support general obligation bonds.
        The Fund was well diversified with 86 holdings, representing several market sectors and nearly every region of the U.S. The primary focus of the portfolio was on bonds for essential service projects, especially health care and housing. Demand for these services tends to remain constant, regardless of economic trends. For example, an aging population is making increasing use of the health-care system, and there is a growing demand for low-income housing in particular.

Q.  WHAT WAS THE CREDIT QUALITY OF THE PORTFOLIO?

A. As of September 30, 1998, the Fund had an average portfolio quality rating equivalent to BB- as measured by Standard & Poor's (S&P), a widely known credit-rating agency. S&P ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the portfolio. Bonds rated BB or better composed approximately 11% of the portfolio. Higher-quality, non-rated securities made up 90% of the Fund's holdings. Most of the bonds in the portfolio were backed by collateral, which can be sold to help pay the debt obligations on the bonds, if necessary.

Q.  CAN YOU BRIEFLY DESCRIBE THE BOND-SELECTION PROCESS?

A. Bonds are chosen only after a very thorough analysis that can involve reviewing feasibility, environmental-impact, and other studies pertaining to a specific project as well as actual visits to the project site and meetings with project management teams. Each of our in-house analysts then writes credit reports and internally rates each non-rated bond. We believe that our internal rating system is more reliable than a rating assigned by an outside agency. After a bond has been purchased, we continue to monitor its credit quality as long as it remains in the portfolio.

Q.  WHAT IS YOUR OUTLOOK FOR THE IMMEDIATE FUTURE?

A. Overall, the environment for bonds appears favorable. The inflation rate has remained low despite strong economic growth over the past few years. Now that economic growth is slowing, inflation appears to be even less of a threat. Fed Chairman Alan Greenspan has indicated that the Fed may further cut interest rates to prevent the economic situation from deteriorating. Indeed, in mid October, after the reporting period ended, the Fed further eased monetary policy. Additional rate cuts could prove beneficial for bonds.
        We are particularly optimistic about high-yield municipal bonds because of their relatively attractive prices and yields in comparison to U.S. Treasury issues. Near term, we expect the yields of municipal bonds to remain comparable to those of Treasuries. We also believe tax-exempt funds could continue to gain in popularity as more Americans become subject to the higher tax brackets.

PORTFOLIO COMPOSITION

As of 9/30/98

===============================================================================
CREDIT RATING OF HOLDINGS
-------------------------------------------------------------------------------
BB                               2.8%
BBB                              2.7%
A                                5.0%
NR                              89.5%
REVENUE BONDS                    100%
NUMBER OF HOLDINGS                86
AVERAGE MATURITY         23.41 YEARS
DURATION                 7.087 YEARS
===============================================================================

===============================================================================
TOP FIVE BOND HOLDINGS
As of 9/30/98, based on total net assets
-------------------------------------------------------------------------------

                                                       Coupon  Maturity   %

1. Orange (County of) Housing Finance Authority         6.40%  07/01/32  3.35
2. Garden City Hospital Finance Authority               5.75%  09/01/17  3.34
3. Boulder (City of) Refunding Hospital Revenue Bond    5.85%  01/01/22  3.33
4. Ohio (State of) Solid Waste Revenue Bond             8.50%  08/01/22  2.57
5. Madison (County of) Hospital Improvement Refunding
   Revenue Bond                                         6.25%  08/01/18  2.24

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================

                               FOR CONSIDERATION

[GRAPHIC]

AIM PREPARES FOR THE YEAR 2000

The Year 2000. The words stir the imagination, making us wonder what the next millennium will bring. But the words are also starting to make some people worry, since there's been so much talk lately about a computer glitch called "the Year 2000 problem." Because this is a problem that could affect most American industries, including the mutual fund industry, we want to bring you this update to let you know how AIM is getting ready.

What Is the Year 2000 Problem?
It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"--but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.

AIM's Year 2000 Compliance
AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries. So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

An Industry-Wide Test
In the spring of 1999, AIM intends to participate in industry-wide testing that should simulate the arrival of the year 2000. This should allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.
We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.

SCHEDULE OF INVESTMENTS

September 30, 1998
(Unaudited)

                                           PAR       MARKET
                                          (000)       VALUE
ALASKA-1.60%

Alaska (State of) Housing Finance Corp.;
  Variable Rate Demand Series A RB
  3.60%, 06/01/26(a)                      $  725   $   725,000
--------------------------------------------------------------

COLORADO-1.67%

Colorado Health Facilities Authority
  (Volunteers of America); Refunding and
  Improvement Series A RB
  5.875%, 07/01/28                           750       759,128
--------------------------------------------------------------

CONNECTICUT-2.16%

Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.
  Project); IDR
  5.90%, 06/01/28(b)                         825       842,160
--------------------------------------------------------------
Connecticut (State of) Special Tax
  Obligation; Variable Rate Demand RB
  3.55%, 12/01/10(a)                         140       140,000
--------------------------------------------------------------
                                                       982,160
--------------------------------------------------------------

FLORIDA-3.35%

Orange (County of) Housing Finance
  Authority (Brentwood Park Apartments);
  Multifamily Housing Series G RB
  6.40%, 07/01/32                          1,500     1,522,890
--------------------------------------------------------------

GEORGIA-6.21%

Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing RB
  6.50%, 02/01/28                            780       794,952
--------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing RB
  6.40%, 02/01/19                            775       793,747
--------------------------------------------------------------
  6.50%, 02/01/28                            225       230,414
--------------------------------------------------------------
Smyrna (City of) Hospital Authority
  (Woodland Ridge Project); First
  Mortgage RB
  6.00%, 07/01/28                          1,000     1,004,570
--------------------------------------------------------------
                                                     2,823,683
--------------------------------------------------------------

HAWAII-1.10%

Hawaii (State of) Department of
  Transportation (Continental Airlines,
  Inc.); Special Facilities RB
  5.625%, 11/15/27(b)                        500       500,130
--------------------------------------------------------------

ILLINOIS-7.60%

Clay (County of); Hospital RB
  5.70%, 12/01/18                            500       506,310
--------------------------------------------------------------
Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                            100       108,361
--------------------------------------------------------------
Illinois Development Finance Authority
  (American College Surgeons); Variable
  Rate Demand RB
  4.05%, 08/01/26(a)                         704       704,000
--------------------------------------------------------------
Illinois Health Facilities Authority
  (Bohemian-Tabor Hills); Refunding
  Series B RB
  5.90%, 11/15/24                            775       789,128
--------------------------------------------------------------
Illinois Health Facilities Authority
  (Lifelink Corp. Obligation Group);
  Refunding RB
  5.85%, 02/15/20                            350       353,731
--------------------------------------------------------------
  5.70%, 02/15/24                            650       652,378
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois Health Facilities Authority;
  Variable Rate Demand Series D RB
  3.65%, 08/01/15(a)                      $  233   $   233,000
--------------------------------------------------------------
Saint Charles (City of) (Tri-City Center
  Associates Limited Project); IDR
  7.50%, 11/01/13                            100       106,730
--------------------------------------------------------------
                                                     3,453,638
--------------------------------------------------------------

INDIANA-0.77%

Goshen (Greencroft Obligation Group); RB
  5.75%, 08/15/28                            350       349,479
--------------------------------------------------------------

IOWA-3.47%

Harlan (City of) (American Baptist Homes
  Project); RB
  5.75%, 05/15/28                            750       756,270
--------------------------------------------------------------
Iowa Finance Authority Community
  Rehabilitation Providers (Lutheran
  Children's Home Society-Bremwood
  Project); RB
  5.80%, 12/01/24                            700       715,799
--------------------------------------------------------------
Iowa Finance Authority (Park West
  Housing Project); Multifamily
  Refunding RB
  8.00%, 10/01/23                            100       104,117
--------------------------------------------------------------
                                                     1,576,186
--------------------------------------------------------------

KANSAS-1.28%

Atchison (City of) (Atchison Hospital
  Association); Hospital RB
  5.70%, 11/15/18                            525       536,918
--------------------------------------------------------------
Lawrence (City of) (Holiday Inn
  Project); Commercial Development
  Senior Refunding Series A RB
  8.00%, 07/01/16                             40        44,950
--------------------------------------------------------------
                                                       581,868
--------------------------------------------------------------

MARYLAND-0.45%

Fredrick (County of) Retirement
  Community (Buckingham's Choice Inc.
  Facility); Series A RB
  5.90%, 01/01/17                            200       205,792
--------------------------------------------------------------

MASSACHUSETTS-1.12%

Boston (City of) Industrial Development
  Financing Authority (Springhouse Inc.
  Project); First Mortgage Refunding RB
  6.00%, 07/01/28                            500       509,665
--------------------------------------------------------------

MICHIGAN-5.39%

Garden City Hospital Finance Authority
  (Garden City Hospital OB Group);
  Hospital Refunding Series A RB
  5.75%, 09/01/17                          1,500     1,519,290
--------------------------------------------------------------
Michigan (State of) Strategic Fund
  Limited Obligation (Holland Home
  Project); RB
  5.75%, 11/15/28                            415       418,395
--------------------------------------------------------------
Tawas (City of) Hospital Finance
  Authority (St. Joseph Health System);
  Refunding Series A RB
  5.75%, 02/15/23                            500       511,490
--------------------------------------------------------------
                                                     2,449,175
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
MINNESOTA-8.35%

Andover (City of) (Presbyterian Homes
  Inc. Project); Elderly Housing RB
  6.25%, 12/01/27                         $  500   $   506,985
--------------------------------------------------------------
Bloomington (City of) Housing and
  Redevelopment Authority (Summerhouse
  Bloomington Project); Senior Housing
  RB
  6.00%,11/01/16                             790       805,697
--------------------------------------------------------------
Columbia Heights (City of) Multifamily
  and Health Care Facility (Crest View
  Corp. Project); RB
  6.00%, 03/01/33                            500       509,695
--------------------------------------------------------------
Duluth (City of) Economic Development
  Authority (BSM Properties Inc.
  Project); Health Care Facilities
  Series A RB
  5.875%, 12/01/28                           500       511,570
--------------------------------------------------------------
Minneapolis Health Care Facility
  (Ebenezer Society Project); Series A
  RB
  7.00%, 07/01/12                            100       105,785
--------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding Series A RB
  6.00%, 06/01/18                            500       508,455
--------------------------------------------------------------
Northfield (City of) Health Care
  Facilities (Retirement Center);
  Refunding and Improvement Series A RB
  5.75%, 05/01/16                            335       338,266
--------------------------------------------------------------
  6.00%, 05/01/28                            500       507,975
--------------------------------------------------------------
                                                     3,794,428
--------------------------------------------------------------

MISSISSIPPI-0.61%

Ridgeland Urban Renewal (The Orchard
  Limited Project); Refunding Series A
  RB
  7.75%, 12/01/15                            250       274,810
--------------------------------------------------------------

MISSOURI-5.59%

Bolivar (City of) Industrial Development
  Authority (Citizens Memorial Health
  Care Foundation); Refunding and
  Improvement RB
  5.75%, 07/01/17                            500       504,305
--------------------------------------------------------------
Good Shepherd Nursing Home District;
  Nursing Home Facilities Refunding RB
  5.90%, 08/15/23                            500       512,410
--------------------------------------------------------------
Madison (County of); Hospital Refunding
  RB
  5.875%, 10/01/26                           500       511,240
--------------------------------------------------------------
Springfield (City of) Industrial
  Development Authority (Bethesda Living
  Centers); Refunding Series A RB
  5.625%, 08/15/18                           200       201,798
--------------------------------------------------------------
  5.70%, 08/15/28                            800       808,888
--------------------------------------------------------------
                                                     2,538,641
--------------------------------------------------------------

NEVADA-5.57%

Boulder (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital RB
  5.85%, 01/01/22                          1,500     1,512,390
--------------------------------------------------------------
Clark (County of) (Nevada Power Co.
  Project); Refunding IDR
  Series C, 5.50%, 10/01/30                  500       504,680
--------------------------------------------------------------
  Series B, 5.90%, 10/01/30(b)               500       512,700
--------------------------------------------------------------
                                                     2,529,770
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
NEW HAMPSHIRE-0.87%

New Hampshire Higher Educational and
  Health Facilities Authority (Daniel
  Webster College); RB
  7.625%, 07/01/16                        $  100   $   111,050
--------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Franklin
  Pierce College); RB
  6.00%, 10/01/18                             30        30,671
--------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Monadnock
  Community Hospital); Hospital RB
  5.70%, 10/01/20                            250       255,738
--------------------------------------------------------------
                                                       397,459
--------------------------------------------------------------

NEW JERSEY-2.23%

New Jersey Economic Development
  Authority (Franciscan Oaks Project);
  First Mortgage RB
  5.75%, 10/01/23                            500       505,875
--------------------------------------------------------------
New Jersey Economic Development
  Authority (Keswick Pines Inc.); First
  Mortgage Refunding RB
  5.75%, 01/01/24                            500       509,495
--------------------------------------------------------------
                                                     1,015,370
--------------------------------------------------------------

NEW MEXICO-1.11%

Santa Fe (County of) (El Castillo
  Retirement Project); Series A RB
  5.625%, 05/15/25                           500       502,295
--------------------------------------------------------------

NEW YORK-3.32%

New York Industrial Development Agency
  (Field Hotel Associates LP); Refunding
  IDR
  5.80%, 11/01/13                            475       480,572
--------------------------------------------------------------
  6.00%, 11/01/28                            500       507,660
--------------------------------------------------------------
New York Industrial Development Agency
  (Marymount Manhattan College Project);
  Civic Facility RB
  7.00%, 07/01/23                            150       162,683
--------------------------------------------------------------
Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series A IDR
  6.375%, 12/01/17(b)                        350       358,362
--------------------------------------------------------------
                                                     1,509,277
--------------------------------------------------------------

NORTH CAROLINA-4.35%

Charlotte (City of) (Charlotte/Douglas
  International Airport); Refunding
  Special Facilities RB
  5.60%, 07/01/27(b)                         650       655,005
--------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Deerfield
  Episcopal Retirement); First Mortgage
  Series RB
  6.00%, 11/01/19                            300       308,121
--------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Glenaire
  Project); First Mortgage Series RB
  5.75%, 07/01/19                            500       504,960
--------------------------------------------------------------
  5.85%, 07/01/27                            500       507,710
--------------------------------------------------------------
                                                     1,975,796
--------------------------------------------------------------

NORTH DAKOTA-1.15%

Grand Forks Senior Housing (4000 Valley
  Square Project); Special Term Series
  RB
  6.375%, 12/01/34                           500       524,340
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
OHIO-9.28%

Belmont (County of) Health Systems (East
  Ohio Regional Hospital); Refunding and
  Improvement RB
  5.80%, 01/01/18                         $  800   $   810,144
--------------------------------------------------------------
Fairfield (City of) Economic Development
  (Beverly Enterprises Project);
  Refunding Series RB
  8.50%, 01/01/03                            190       205,645
--------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding RB
  6.25%, 08/01/18                          1,000     1,018,410
--------------------------------------------------------------
  6.40%, 08/01/28                          1,000     1,018,270
--------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste RB
  8.50%, 08/01/22(b)                       1,100     1,166,187
--------------------------------------------------------------
                                                     4,218,656
--------------------------------------------------------------

OREGON-1.21%

Clackamas (County of) Hospital
  Facilities Authority (Odd Fellows
  Home); Refunding Series A RB
  5.875%, 09/15/21                           540       549,077
--------------------------------------------------------------

PENNSYLVANIA-8.63%

Allegheny (County of) Industrial
  Development Authority (USX Corp.);
  Refunding Environmental Improvement RB
  5.60%, 09/01/30                            500       516,585
--------------------------------------------------------------
Dauphin (County of) General Authority
  (Hyatt Regency Hotel and Conference
  Center); RB
  6.20%, 01/01/29                          1,000     1,009,500
--------------------------------------------------------------
Doylestown Hospital Authority (Pine Run
  Retirement Hospital); Hospital Series
  A RB
  7.20%, 07/01/03(c)(d)                      150       173,323
--------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (United Zion Community Health Center
  Project); Refunding RB
  5.75%, 03/15/24                            460       462,314
--------------------------------------------------------------
Philadelphia (City of) Authority for
  Industrial Development (Baptist Home
  of Philadelphia); Health Care
  Facilities Series A RB
  5.50%, 11/15/18                            750       739,800
--------------------------------------------------------------
Philadelphia (City of) Authority for
  Industrial Development (Cathedral
  Village Project); RB
  5.70%, 04/01/15                            500       511,375
--------------------------------------------------------------
Philadelphia (City of) Authority for
  Industrial Development (Paul's Run
  Retirement Community); Health Care
  Facilities Series A RB
  5.875%, 05/15/28                           500       511,595
--------------------------------------------------------------
                                                     3,924,492
--------------------------------------------------------------

SOUTH CAROLINA-1.10%

South Carolina Jobs Economic Development
  Authority (Lutheran Homes); First
  Mortgage Refunding Health Facilities
  RB
  5.70%, 05/01/26                            500       502,175
--------------------------------------------------------------

                                           PAR       MARKET
                                          (000)       VALUE
SOUTH DAKOTA-1.11%

Lincoln (County of) (American Baptist
  Homes Project); Refunding RB
  5.75%, 11/15/24                         $  500   $   505,185
--------------------------------------------------------------

TENNESSEE-2.10%

Nashville and Davidson (County of)
  Health and Educational Facilities
  Board of Metro Government (Blakeford
  at Green Hills); Refunding RB
  5.65%, 07/01/16                            355       358,833
--------------------------------------------------------------
  5.65%, 07/01/24                            590       593,977
--------------------------------------------------------------
                                                       952,810
--------------------------------------------------------------

TEXAS-3.59%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities Series A RB
  5.875%, 11/15/18                         1,000     1,004,660
--------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series A RB
  7.25%, 05/01/16                            200       204,704
--------------------------------------------------------------
  7.50%, 05/01/28                            415       424,631
--------------------------------------------------------------
                                                     1,633,995
--------------------------------------------------------------

WEST VIRGINIA-1.12%

Braxton (County of) (Weyerhaeuser Co.
  Project); Refunding Solid Waste
  Disposal RB
  5.40%, 05/01/25(b)                         500       510,645
--------------------------------------------------------------

WISCONSIN-5.01%

Wisconsin (State of) Health and
  Educational Facilities Authority
  (Beaver Dam Community Hospitals Inc);
  RB
  5.80%, 08/15/28                          1,000     1,001,060
--------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Clement Manor, Inc.); Refunding RB
  5.75%, 08/15/24                            250       246,013
--------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (St.
  Camillus Health Center); RB
  5.75%, 07/01/28                            500       500,120
--------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (United Lutheran Home); RB
  5.70%, 03/01/28                            525       530,240
--------------------------------------------------------------
                                                     2,277,433
--------------------------------------------------------------
TOTAL INVESTMENTS-102.47% (Cost
  $45,682,837)                                      46,575,448
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(2.47)%               (1,122,117)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $45,453,331
==============================================================

Investment Abbreviations:

IDR - Industrial Development Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 09/30/98.
(b) Security subject to the alternative minimum tax.
(c) Secured by an escrow fund of U.S. Treasury obligations.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $45,682,837)                             $   46,575,448
---------------------------------------------------------
Cash                                                  807
---------------------------------------------------------
Receivables for:
  Capital stock sold                              108,105
---------------------------------------------------------
  Interest                                        708,174
---------------------------------------------------------
  Amount due from advisor                         114,839
---------------------------------------------------------
Other assets                                       23,245
---------------------------------------------------------
    Total assets                               47,530,618
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        725,428
---------------------------------------------------------
  Investments purchased                         1,227,622
---------------------------------------------------------
  Dividends                                        85,997
---------------------------------------------------------
Accrued administrative services fees                5,481
---------------------------------------------------------
Accrued directors' fees                             2,156
---------------------------------------------------------
Accrued distribution fees                          28,531
---------------------------------------------------------
Accrued operating expenses                          2,072
---------------------------------------------------------
    Total liabilities                           2,077,287
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   45,453,331
=========================================================

NET ASSETS:

Class A                                    $   36,624,670
=========================================================
Class B                                    $    7,157,037
=========================================================
Class C                                    $    1,671,624
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,589,196
=========================================================
Class B:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     701,917
=========================================================
Class C:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     163,911
=========================================================
Class A:

Net asset value and redemption price per
  share                                    $        10.20
=========================================================

Offering price per share:
  (Net asset value of
    $10.20 divided by 95.25%)              $        10.71
=========================================================
Class B:

  Net asset value and offering price per
    share                                  $        10.20
=========================================================
Class C:

  Net asset value and offering price per
    share                                  $        10.20
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest income                              $   981,771
--------------------------------------------------------

EXPENSES:

Advisory fees                                    105,590
--------------------------------------------------------
Administrative services fees                      30,735
--------------------------------------------------------
Distribution fees -- Class A                      36,628
--------------------------------------------------------
Distribution fees -- Class B                      23,232
--------------------------------------------------------
Distribution fees -- Class C                       6,240
--------------------------------------------------------
Transfer agent fees                                5,099
--------------------------------------------------------
Registration and filing fees                      17,355
--------------------------------------------------------
Other                                             37,625
--------------------------------------------------------
    Total expenses                               262,504
--------------------------------------------------------
Less: Fee waivers and expense
  reimbursements                                (196,723)
--------------------------------------------------------
    Net expenses                                  65,781
--------------------------------------------------------
Net investment income                            915,990
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                          (23,492)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     869,634
--------------------------------------------------------
       Net gain on investment securities         846,142
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 1,762,132

========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 AND THE PERIOD JANUARY 2, 1998 (DATE OPERATIONS COMMENCED) THROUGH MARCH 31, 1998
(UNAUDITED)

                                                              SEPTEMBER 30,    MARCH 31,
                                                                  1998           1998
OPERATIONS:

  Net investment income                                        $   915,990    $   163,175
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       (23,492)       (12,029)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities             869,634         22,977
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      1,762,132        174,123
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                         (768,966)      (147,248)
-----------------------------------------------------------------------------------------
  Class B                                                         (103,859)       (10,991)
-----------------------------------------------------------------------------------------
  Class C                                                          (27,971)        (3,590)
-----------------------------------------------------------------------------------------
Net increase from capital stock transactions:
  Class A                                                       18,121,605     17,776,038
-----------------------------------------------------------------------------------------
  Class B                                                        4,343,637      2,698,087
-----------------------------------------------------------------------------------------
  Class C                                                          902,290        738,044
-----------------------------------------------------------------------------------------
       Net increase in net assets                               24,228,868     21,224,463
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           21,224,463             --
-----------------------------------------------------------------------------------------
  End of period                                                $45,453,331    $21,224,463
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                   $44,579,701    $21,212,169
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               16,540          1,346
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                     (35,521)       (12,029)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 892,611         22,977
-----------------------------------------------------------------------------------------
                                                               $45,453,331    $21,224,463
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM High Income Municipal Fund, AIM Tax-Free Intermediate Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM High Income Municipal Fund (the "Fund"). The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. The investment objective of the Fund is to achieve a high level of current income which is exempt from federal income taxes.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
      The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 95.03% of the Fund's investment portfolio at the end of the period.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $500 million, plus 0.50% of the next $500 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees on the Fund. During the six months ended September 30, 1998, AIM waived advisory fees and reimbursed expenses of $196,723.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1998, the Fund reimbursed AIM $30,735 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1998, the Fund paid AFS $3,038 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares ("Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended September 30, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $36,628, $23,232 and $6,240, respectively, as compensation under the Plans.
  Under the terms of a master distribution agreement between the Company and the Fund, AIM Distributors acts as the exclusive distributor of the Fund's shares. AIM Distributors received commissions of $18,659 from the sales of Class A shares of the Fund during the six months ended September 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended September 30, 1998, AIM Distributors received $11,473 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 1998, the Fund paid legal fees of $2,237 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1998 was $30,928,312 and $7,570,556, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $901,636
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (9,025)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $892,611
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended September 30, 1998 and the period January 2, 1998 (date operations commenced) through March 31, 1998 were as follows:

                            SEPTEMBER 30,               MARCH 31,
                                1998                      1998
                       -----------------------   -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                       ---------   -----------   ---------   -----------
Sold:
  Class A              2,038,719   $20,439,228   1,830,454   $18,280,746
                       ---------   -----------   ---------   -----------
  Class B                456,096     4,589,321     270,282     2,698,095
                       ---------   -----------   ---------   -----------
  Class C                100,427     1,008,191      73,780       736,528
                       ---------   -----------   ---------   -----------
Issued as
  reinvestment of
  dividends:
  Class A                 40,908       412,313       7,600        75,970
                       ---------   -----------   ---------   -----------
  Class B                  5,209        52,474         457         4,564
                       ---------   -----------   ---------   -----------
  Class C                  1,715        17,275         152         1,516
                       ---------   -----------   ---------   -----------
Reacquired:
  Class A               (270,387)   (2,729,936)    (58,098)     (580,678)
                       ---------   -----------   ---------   -----------
  Class B                (29,667)     (298,158)       (460)       (4,572)
                       ---------   -----------   ---------   -----------
  Class C                (12,163)     (123,176)          -             -
                       ---------   -----------   ---------   -----------
                       2,330,857   $23,367,532   2,124,167   $21,212,169
                       =========   ===========   =========   ===========

NOTE 6- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the six months ended September 30, 1998 and the period January 2, 1998 (date operations commenced) through March 31, 1998.

                                                         CLASS A                     CLASS B                     CLASS C
                                                -------------------------   -------------------------   -------------------------
                                                SEPTEMBER 30,   MARCH 31,   SEPTEMBER 30,   MARCH 31,   SEPTEMBER 30,   MARCH 31,
                                                    1998          1998          1998          1998          1998          1998
                                                -------------   ---------   -------------   ---------   -------------   ---------
Net asset value, beginning of period               $  9.99       $ 10.00       $ 9.99        $10.00        $ 9.99        $10.00
----------------------------------------------     -------       -------       ------        ------        ------        ------
Income from investment operations:
    Net investment income                             0.27          0.11         0.23          0.09          0.23          0.09
----------------------------------------------     -------       -------       ------        ------        ------        ------
    Net gains (losses) on securities (both
      realized and unrealized)                        0.20         (0.01)        0.21         (0.01)         0.21         (0.01)
----------------------------------------------     -------       -------       ------        ------        ------        ------
        Total from investment operations              0.47          0.10         0.44          0.08          0.44          0.08
----------------------------------------------     -------       -------       ------        ------        ------        ------
Less distributions:
    Dividends from net investment income             (0.26)        (0.11)       (0.23)        (0.09)        (0.23)        (0.09)
----------------------------------------------     -------       -------       ------        ------        ------        ------
Net asset value, end of period                     $ 10.20       $  9.99       $10.20        $ 9.99        $10.20        $ 9.99
==============================================     =======       =======       ======        ======        ======        ======
Total return(a)                                       4.81%         1.04%        4.43%         0.81%         4.43%         0.79%
==============================================     =======       =======       ======        ======        ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $36,625       $17,787       $7,157        $2,699        $1,672        $  738
==============================================     =======       =======       ======        ======        ======        ======
Ratio of expenses to average net assets(b)            0.25%(c)      0.25%(d)      1.00%(c)     1.00%(d)      1.00%(c)      1.00%(d)
==============================================     =======       =======       ======        ======        ======        ======
Ratio of net investment income to average net
  assets(e)                                           5.33%(c)      4.80%(d)      4.58%(c)     4.05%(d)      4.58%(c)      4.05%(d)
==============================================     =======       =======       ======        ======        ======        ======
Portfolio turnover rate                                 23%           21%          23%           21%           23%           21%
==============================================     =======       =======       ======        ======        ======        ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.33% (annualized) and 1.65% (annualized) for Class A, 2.08% (annualized) and 2.44% (annualized) for Class B and 2.08% (annualized) and 2.44% (annualized) for Class C for the periods ending September 30 and March 31, 1998, respectively.

(c) Ratios are annualized and based on average net assets of $29,222,234 $4,633,704 and $1,244,562 for Classes A, B and C, respectively.

(d) Annualized.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.25% (annualized) and 3.40% (annualized) for Class A, 3.50% (annualized) and 2.61% (annualized) for Class B and 3.50% (annualized) and 2.61% (annualized) for Class C for the periods ending September 30 and March 31, 1998, respectively.

                                                            Directors & Officers


BOARD OF DIRECTORS                              OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                                Charles T. Bauer                           11 Greenway Plaza
Chairman                                        Chairman                                   Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                    John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                              Carol F. Relihan                           Houston, TX 77046
                                                Senior Vice President and Secretary
Owen Daly II                                                                               TRANSFER AGENT
Director                                        Gary T. Crum
Cortland Trust Inc.                             Senior Vice President                      A I M Fund Services, Inc.
                                                                                           P.O. Box 4739
Edward K. Dunn Jr.                              Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;            Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                      CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Stuart W. Coco
President, Mercantile Bankshares                Vice President                             The Bank of New York
                                                                                           90 Washington Street
Jack Fields                                     Melville B. Cox                            11th Floor
Chief Executive Officer                         Vice President                             New York, NY 10286
Texana Global, Inc.;
Formerly Member                                 Karen Dunn Kelley                          COUNSEL TO THE FUND
of the U.S. House of Representatives            Vice President
                                                                                           Ballard Spahr
Carl Frischling                                 Renee A. Friedli                           Andrews & Ingersoll, LLP
Partner                                         Assistant Secretary                        1735 Market Street
Kramer, Levin, Naftalis & Frankel                                                          Philadelphia, PA 19103
                                                P. Michelle Grace
Robert H. Graham                                Assistant Secretary                        COUNSEL TO THE DIRECTORS
President and Chief Executive Officer
A I M Management Group Inc.                     Jeffrey H. Kupor                           Kramer, Levin, Naftalis & Frankel
                                                Assistant Secretary                        919 Third Avenue
Prema Mathai-Davis                                                                         New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.;    Nancy L. Martin
Commissioner, New York City Dept. for the       Assistant Secretary                        DISTRIBUTOR
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of        Ofelia M. Mayo                             A I M Distributors, Inc.
New York State                                  Assistant Secretary                        11 Greenway Plaza
                                                                                           Suite 100
Lewis F. Pennock                                Lisa A. Moss                               Houston, TX 77046
Attorney                                        Assistant Secretary

Ian W. Robinson                                 Kathleen J. Pflueger
Consultant; Formerly Executive                  Assistant Secretary
Vice President and
Chief Financial Officer                         Samuel D. Sirko
Bell Atlantic Management                        Assistant Secretary
Services, Inc.
                                                Stephen I. Winer
Louis S. Sklar                                  Assistant Secretary
Executive Vice President
Hines Interests
Limited Partnership

                             HOW AIM MAKES INVESTING

                                  EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                      -------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                      -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


                                 GROWTH FUNDS                                      INTERNATIONAL GROWTH FUNDS

                                 AIM Aggressive Growth Fund                        AIM Advisor International Value Fund
                                 AIM Blue Chip Fund                                AIM Asian Growth Fund
                                 AIM Capital Development Fund                      AIM Developing Markets Fund(1)
      [PHOTO OF                  AIM Constellation Fund                            AIM Emerging Markets Fund(1)
   11 GREENWAY PLAZA             AIM Mid Cap Equity Fund(1),(A)                    AIM Europe Growth Fund(1)
    APPEARS HERE]                AIM Select Growth Fund(2)                         AIM European Development Fund
                                 AIM Small Cap Growth Fund(1), (B)                 AIM International Equity
A I M Management Group Inc.      AIM Small Cap Opportunities Fund                  Fund AIM International Growth Fund(1)
has provided leadership in       AIM Value Fund                                    AIM Japan Growth Fund(1)
the mutual fund industry         AIM Weingarten Fund                               AIM Latin American Growth Fund(1)
since 1976 and managed                                                             AIM New Pacific Growth Fund(1)
approximately $91 billion in     GROWTH & INCOME FUNDS
assets for more than 5.5                                                           GLOBAL GROWTH FUNDS
million shareholders,            AIM Advisor Flex Fund
including individual             AIM Advisor Large Cap Value Fund                  AIM Global Aggressive Growth Fund
investors, corporate             AIM Advisor MultiFlex Fund                        AIM Global Growth Fund
clients, and financial           AIM Advisor Real Estate Fund                      AIM Worldwide Growth Fund(1)
institutions, as of              AIM Balanced Fund
September 30, 1998. The AIM      AIM Basic Value Fund(1), (C)                      GLOBAL GROWTH & INCOME FUNDS
Family of Funds--Registered      AIM Charter Fund
Trademark-- is distributed                                                         AIM Global Growth & Income Fund(1)
nationwide, AIM today is the     INCOME FUNDS                                      AIM Global Utilities Fund
11th-largest mutual fund
complex in the U.S. in           AIM Floating Rate Fund(1)                         GLOBAL INCOME FUNDS
assets under management,         AIM High Yield Fund
according to Strategic           AIM High Yield Fund II                            AIM Emerging Markets Debt Fund(1), (D)
Insight, an independent          AIM Income Fund                                   AIM Global Government Income Fund(1)
mutual fund monitor.             AIM Intermediate Government Fund                  AIM Global Income Fund
                                 AIM Limited Maturity Treasury Fund                AIM Strategic Income Fund(1)

                                 TAX-FREE INCOME FUNDS                             THEME FUNDS

                                 AIM High Income Municipal Fund                    AIM Global Consumer Products and Services Fund(1)
                                 AIM Municipal Bond Fund                           AIM Global Financial Services Fund(1)
                                 AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Health Care Fund(1)
                                 AIM Tax-Free Intermediate Fund                    AIM Global Infrastructure Fund(1)
                                                                                   AIM Global Resources Fund(1)
                                 MONEY MARKET FUNDS                                AIM Global Telecommunications Fund(1)
                                                                                   AIM Global Trends Fund(1), (E)
                                 AIM Dollar Fund(1)
                                 AIM Money Market Fund
                                 AIM Tax-Exempt Cash Fund

(1) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds.

(2) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed and AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--